 BROWN ADVISORY FUNDS

Brown Advisory Opportunity Fund
(the “Fund”)

Institutional Shares (Not available for sale)
Investor Shares (BIAOX)
Advisor Shares (Not available for sale)

Supplement dated July 28, 2015
to the Prospectus, the Summary Prospectus and the Statement of Additional Information
dated October 31, 2014

1.  Proposed Reorganization of the Fund

The Board of Trustees of Brown Advisory Funds (the “Trust”) has recently approved an Agreement and Plan of Reorganization (the “Plan”) relating to the Fund pursuant to which the Fund would be reorganized with and into the Brown Advisory Global Leaders Fund (the “Acquiring Fund”), which is another investment series of the Trust.  The Plan sets forth the terms and conditions by which the Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and would then subsequently distribute those Acquiring Fund shares to the Fund’s shareholders in complete liquidation of the Fund (the “Reorganization”).

Shareholders of the Fund will receive an Information Statement/Prospectus containing information about the Acquiring Fund and about the terms and conditions of the Reorganization.  In accordance with applicable regulatory provisions, shareholders of the Fund are not required to vote with respect to the Reorganization.

The Reorganization is scheduled to be completed on or about October 23, 2015, or on such other date as the officers of the Trust may determine (the “Closing Date”).  As of the close of business on the Closing Date, shareholders of the Fund will receive shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholders’ shares of the Fund.  Shareholders of the Fund may continue to redeem their shares, or exchange their shares for shares of any of the other Brown Advisory Funds offered by the Trust until the Closing Date.

Effective as of the close of business on August 14, 2015, in anticipation of the Reorganization, Investor Shares of the Fund will no longer be sold to new investors.  Existing shareholders of the Fund may continue to purchase Investor Shares after this date and will continue to be eligible to exchange their shares of the Fund for other Brown Advisory Funds until on or about the Closing Date.

No sales load or other transactional fees will be imposed as a result of the Reorganization.  The expenses of the Reorganization will be borne entirely by Brown Advisory LLC, the investment adviser to the Funds.
It is anticipated that the Reorganization will qualify as a tax-free transaction for Federal income tax purposes, and, as a result, it is anticipated that shareholders of the Fund will not recognize any gain or loss in connection with the carrying out of the Reorganization.

In determining to vote in favor the Reorganization, the Board of Trustees of the Trust carefully considered the terms and conditions of the Reorganization and concluded that the proposed transaction was in the best interest of each of the Funds and their shareholders and that it would not result in a dilution of the shareholders of either Fund.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064

Investors should retain this supplement for future reference.